Exhibit 17(a)

YOUR PROXY VOTE IS IMPORTANT

And now you can Proxy Vote by PHONE or the INTERNET

It saves money! Telephone and Internet voting saves

postage costs. Savings which can help minimize expenses.

It saves time! Telephone and Internet voting is

instantaneous—24 hours a day.

It’s easy! Just follow these simple steps:

1) Read your proxy statement and have it at hand.

2) Call toll free 1-800-690-6903, or go to the website:

www.proxyvote.com

3) Follow the recorded or on-screen directions.

4) Do not mail your Proxy Card when you vote by phone or the Internet.

LEGG MASON INCOME TRUST, INC.

Legg Mason Investment Grade Income Portfolio

SPECIAL MEETING OF SHAREHOLDERS

JUNE 12, 2009 AT 10:00 A.M.

PROXY	PROXY

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned, holder of shares of Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”), a series of Legg Mason Income Trust, Inc. (the “Trust”), hereby appoints                     ,                     ,                      and                     , attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of the Acquired Fund to be held at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, MD 21202, on June 12, 2009, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated                     , 2009, the terms of each of which are incorporated by reference, and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement/Prospectus is available at www.proxyvote.com.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

This proxy, if properly executed, will be voted in the manner directed by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”), in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of Legg Mason Partners Corporate Bond Fund to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund.

FOR	AGAINST	ABSTAIN

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

VOTE VIA THE TELEPHONE : 1-800-690-6903

VOTE VIA THE INTERNET : www.proxyvote.com

Please sign exactly as your name appears on this Proxy. If joint holders, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) [PLEASE SIGN WITHIN BOX]	Title(s), if applicable	Date

YOUR PROXY VOTE IS IMPORTANT

And now you can Proxy Vote by PHONE or the INTERNET

It saves money! Telephone and Internet voting saves

postage costs. Savings which can help minimize expenses.

It saves time! Telephone and Internet voting is

instantaneous—24 hours a day.

It’s easy! Just follow these simple steps:

1) Read your proxy statement and have it at hand.

2) Call toll free 1-800-690-6903, or go to the website:

www.proxyvote.com

3) Follow the recorded or on-screen directions.

4) Do not mail your Proxy Card when you vote by phone or the Internet.

LEGG MASON INCOME TRUST, INC.

Legg Mason Limited Duration Bond Portfolio

SPECIAL MEETING OF SHAREHOLDERS

JUNE 12, 2009 AT 10:00 A.M.

PROXY	PROXY

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned, holder of shares of Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”), a series of Legg Mason Income Trust, Inc. (the “Trust”), hereby appoints                     ,                     ,                      and                     , attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of the Acquired Fund to be held at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, MD 21202, on June 12, 2009, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated                     , 2009, the terms of each of which are incorporated by reference, and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement/Prospectus is available at www.proxyvote.com.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

This proxy, if properly executed, will be voted in the manner directed by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

3.	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”), in exchange for the assumption of all of the liabilities of the Acquired Fund and for shares of Legg Mason Partners Short-Term Bond Fund to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund.

FOR	AGAINST	ABSTAIN

4.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

VOTE VIA THE TELEPHONE : 1-800-690-6903

VOTE VIA THE INTERNET : www.proxyvote.com

Please sign exactly as your name appears on this Proxy. If joint holders, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) [PLEASE SIGN WITHIN BOX]	Title(s), if applicable	Date